Exhibit 99.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Webco Industries, Inc. (the "Company") on Form 10-Q for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, F. William Weber, Chief Executive Officer, and I, Michael P. Howard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            This certification is deemed to accompany this Quarterly Report on Form 10-Q, but is not deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.

/s/ F. William Weber                                          /s/ Michael P. Howard

F. William Weber                                              Michael P. Howard

Chief Executive Officer                                      Chief Financial Officer
March 14, 2003                                                March 14, 2003